Approved by
	the Documentary Committee of The	Approved by
Printed by BIMCO’s idea	Japan Shipping Exchange Inc., Tokyo	the International Ship Managers’ Association (InterManager)

1.	Date of Agreement		THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
			STANDARD SHIP MANAGEMENT AGREEMENT
			CODE NAME: “SHIPMAN 98”
			Part I
2.	Owners (name, place of registered office and law of registry) (Cl. 1)	3.	Managers (name, place of registered office and law of registry) (Cl. 1)
	Name		Name CMA Ship Management
	Place of registered office		Place of registered office 4, quai d’Arenc, 13002 Marseille, France
	Law of registry		Law of registry France
4.	Day and year of commencement of Agreement (Cl. 2) As per delivery under charterparty dated [ ] between [ ] and [ ]
5.	Crew Management (state “yes” or “no” as agreed) (Cl. 3.1) Yes	6.	Technical Management (state “yes” or “no” as agreed) (Cl. 3.2) Yes
7.	Commercial Management (state “yes” or “no” as agreed) (Cl. 3.3) No	8.	Insurance Arrangements (state “yes” or “no” as agreed) (Cl. 3.4) No
9.	Accounting Services (state “yes” or “no” as agreed) (Cl. 3.5) Yes	10.	Sale or purchase of the Vessel (state “yes” or “no” as agreed) (Cl. 3.6) No
11.	Provisions (state “yes” or “no” as agreed) (Cl. 3.7) Yes	12.	Bunkering (state “yes” or “no” as agreed) (Cl. 3.8) No
13.	Chartering Services Period (only to be filled in if “yes” stated in Box 7) (Cl. 3.3(i)) N/A	14.	Owners’ Insurance (state alternative (i), (ii) or (iii) of Cl. 6.3) (ii)
15.	Annual Management Fee (state annual amount) (Cl. 8.1) USD114,000	16.	Severance Costs (state maximum amount) (Cl. 8.4(ii)) Nil
17.	Day and year of termination of Agreement (Cl. 17) Three (3) years from delivery into charter as per Box 4	18.	Law and Arbitration (state alternative 19.1, 19.2 or 19.3; if 19.3 place of arbitration must be stated) (Cl. 19) Clause 19.1
19.	Notices (state postal and cable address, telex and telefax number for serving notice and communication to the Owners) (Cl. 20) Global Ship Lease 4th Floor Millbank Business Centre, Millbank Tower London SW1P 4QP, United Kingdom Tel +44 20 7802 5100	20.

Notices (state postal and cable address, telex and telefax number for serving notice and communication to the Managers) (Cl. 20)

CMA Ship Management
4, quai d’Arenc
13002 Marseille,
Fax +33 4 88 91 84 97

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as ~~Annexes “A” (Details of Vessel), “B” (Details of Crew), “C” (Budget) and~~ Annex “D” (Associated vessels) attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I and ~~Annex~~e~~s “A”, “B”, “C” and~~ Annex “D” shall prevail over those of PART II to the extent of such conflict but no further..

Signature(s) (Owners)	Signature(s) (Managers)

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

ANNEX “D” (ASSOCIATED VESSELS) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

NOTE: PARTIES SHOULD BE AWARE THAT BY COMPLETING THIS ANNEX “D” THEY WILL BE SUBJECT TO THE PROVISIONS OF SUB-CLAUSE 18.1(i) OF THIS AGREEMENT.

Date of Agreement:

Details of Associated Vessels:
Ville d’Orion
Ville d’Aquarius
CMA CGM Matisse
CMA CGM Utrillo
MOL Rainbow
Julie Delmas
Kumasi
Marie Delmas
CMA CGM La Tour
CMA CGM Manet
CMA CGM Alcazar
CMA CGM d’lf
Hull 4,126
CMA CGM Jamaica
CMA CGM Sambhar
CMA CGM America
CMA CGM Berlioz

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

1. Definitions	1
In this Agreement save where the context otherwise requires,	2
the following words and expressions shall have the meanings	3
hereby assigned to them.	4

“Owners” means the party identified in Box 2.	5
“Managers” means the party identified in Box 3.	6
“Vessel” means the vessel [name, IMO, year built] ~~or vessels details~~	7
~~of which are set~~
~~out in Annex “A ”attached hereto.~~
“Crew” means the Master, officers and ratings of the Vessel	8
~~numbers,~~	9
~~rank and nationality specified in Annex “B ”; attached hereto~~.	10
“Crew Support Costs” means all expenses of a general nature	11
which are not particularly referable to any individual vessel for	12
the time being managed by the Managers and which are incurred	13
by the Managers for the purpose of providing an efficient and	14
economic management service and, without prejudice to the	15
generality of the foregoing, shall include the cost of crew standby	16
pay, training schemes for officers and ratings, cadet training	17
schemes, sick pay, study pay, recruitment and interviews.	18
“Severance Costs” means the costs which the employers are	19
legally obliged to pay to or in respect of the Crew as a result of	20
the early termination of any employment contract for service on	21
the Vessel.	22
“Crew Insurances” means insurances against crew risks which	23
shall include but not be limited to death, sickness, repatriation,	24
injury, shipwreck unemployment indemnity and loss of personal	25
effects.	26
“Management Services” means the services specified in sub-	27
clauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to 12.	28
“ISM Code” means the International Management Code for the	29
Safe Operation of Ships and for Pollution Prevention as adopted	30
by the International Maritime Organization (IMO) by resolution	31
A.741 (18) or any subsequent amendment thereto.	32
“STCW 95” means the International Convention on Standards	33
of Training, Certification and Watchkeeping for Seafarers, 1978,	34
as amended in 1995 or any subsequent amendment thereto.	35

2. Appointment of Managers	36
With effect from the day and year stated in Box 4 and continuing	37
unless and until terminated as provided herein, the Owners	38
hereby appoint the Managers and the Managers hereby agree	39
to act as the Managers of the Vessel.	40

3. Basis of Agreement	41
Subject to the terms and conditions herein provided, during the	42
period of this Agreement, the Managers shall carry out	43
Management Services in respect of the Vessel as agents for	44
and on behalf of the Owners. The Managers shall have authority	45
to take such actions as they may from time to time in their absolute	46
discretion consider to be necessary to enable them to perform	47
this Agreement in accordance with sound ship management	48
practice. The Managers shall exercise their best efforts to	49
implement the terms and conditions of this Agreement.
3.1 Crew Management	50
(only applicable if agreed according to Box 5)	51
The Managers shall provide suitably qualified Crew for the Vessel	52
as required by the Owners in accordance with the STCW 95	53
requirements, provision of which includes but is not limited to	54
the following functions:	55
(i) selecting and engaging the Vessel’s Crew, including payroll	56
arrangements, pension administration, and insurances for	57
the Crew other than those mentioned in Clause 6;	58
(ii) ensuring that the applicable requirements of the law of the	59
flag of the Vessel are satisfied in respect of manning levels,	60
rank, qualification and certification of the Crew and	61
employment regulations including Crew’s tax, social	62
insurance, discipline and other requirements;	63
(iii) ensuring that all members of the Crew have passed a medical	64
examination with a qualified doctor certifying that they are fit	65
for the duties for which they are engaged and are in possession	66
of valid medical certificates issued in accordance with	67
appropriate flag State requirements. In the absence of	68
applicable flag State requirements the medical certificate shall	69
be dated not more than three months prior to the respective	70
Crew members leaving their country of domicile and	71
maintained for the duration of their service on board the Vessel;	72
(iv) ensuring that the Crew shall have a command of the English	73
language of a sufficient standard to enable them to perform	74
their duties safely;	75
(v) arranging transportation of the Crew, including repatriation;	76
(vi) training of the Crew and supervising their efficiency;	77
(vii) conducting union negotiations;	78
(viii) operating the Managers’ drug and alcohol policy unless	79
otherwise agreed.	80

3.2 Technical Management	81
(only applicable if agreed according to Box 6)	82
The Managers shall provide technical management which	83
includes, but is not limited to, the following functions:	84
(i) provision of competent personnel to supervise the	85
maintenance and general efficiency of the Vessel;	86
(ii) arrangement and supervision of dry dockings, repairs,	87
alterations and the upkeep of the Vessel to the standards	88
required by the Owners provided that the Managers shall	89
be entitled to incur the necessary expenditure to ensure	90
that the Vessel will comply with the law of the flag of the	91
Vessel and of the places where she trades, and all	92
requirements and recommendations of the classification	93
society;	94
(iii) arrangement of the supply of necessary stores, spares and	95
lubricating oil;	96
(iv) appointment of surveyors and technical consultants as the	97
Managers may consider from time to time to be necessary;	98
(v) development, implementation and maintenance of a Safety	99
Management System (SMS) in accordance with the ISM	100
Code (see sub-clauses 4.2 and 5.3).	101

3.3 Commercial Management	102
(only applicable if agreed according to Box 7)	103
The Managers shall provide the commercial operation of the	104
Vessel, as required by the Owners, which includes, but is not	105
limited to, the following functions:	106
(i) providing chartering services in accordance with the Owners’	107
instructions which include, but are not limited to, seeking	108
and negotiating employment for the Vessel and the conclusion	109
(including the execution thereof) of charter parties or other	110
contracts relating to the employment of the Vessel. If such a	111
contract exceeds the period stated in Box 13, consent thereto	112
in writing shall first be obtained from the Owners.	113
(ii) arranging of the proper payment to Owners or their nominees	114
of all hire and/or freight revenues or other moneys of	115
whatsoever nature to which Owners may be entitled arising	116
out of the employment of or otherwise in connection with the	117
Vessel.	118
(iii) providing voyage estimates and accounts and calculating of	119
hire, freights, demurrage and/or despatch moneys due from	120
or due to the charterers of the Vessel;	121
(iv) issuing of voyage instructions;	122
(v) appointing agents;	123
(vi) appointing stevedores;	124
(vii) arranging surveys associated with the commercial operation	125
of the Vessel.	126

3.4 Insurance Arrangements’	127
(only applicable if agreed according to Box 8)	128
The Managers shall arrange insurances in accordance with	129
Clause 6, on such terms and conditions as the Owners shall	130

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the preprinted text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

have instructed or agreed, in particular regarding conditions,	131
insured values, deductibles and franchises.	132

3.5 Accounting Services	133
(only applicable if agreed according to Box 9)	134
The Managers shall:	135
(i) establish an accounting system which meets the	136
requirements of the Owners and provide regular accounting	137
services, supply regular reports and records,	138
(ii) provide monthly financial reports, or other necessary
reports, to enable the Owners to fulfill their public reporting requirements on a timely basis. All accounting and financial reports provided by the Managers shall comply with the
requirements of Section 404 of the U.S. Sarbanes Oxley Act.
(iii) maintain the records of all costs and expenditure incurred	139
as well as data necessary or proper for the settlement of	140
accounts between the parties.	141
(iv) If the Owners determine in their sole discretion that they will likely be unable to, or be unable to without an unreasonable effort or expense, timely to file any of their public reports or believe they are likely to receive a “material weakness”
qualification from their auditors with respect to their internal controls, in either case due to the Managers’ failure or probable failure to provide the necessary information within the required time frame, then the Managers hereby agree to give authorized employees of the Owners, their accountants or other designated advisors access to such documents, books, records, data, other information and staff of the Managers and their affiliates as is reasonably required to permit the Owners to timely meet any
reporting obligations with which they are obligated, or choose, to comply, or to remedy the deficiency with respect to their internal controls as required by Section 404 of the U.S. Sarbanes Oxley legislation. Managers further agree to cause their affiliates and any employees of their Managers or their affiliates to cooperate with the designated representatives and the designated representatives shall be entitled to attend meetings and/or request information
(unless such meetings or information pertain to commercially sensitive aspects of the Managers’ or an affiliate’s business) from the employees in order to obtain any necessary information.
Managers shall bear all costs and expenses associated with the designated representatives’ services.

With regard to any and all loss, damage, delay or expense of whatsoever nature, whether direct or indirect and howsoever arising in the course of providing the Management Services set forth in this
Clause 3.5, Managers will indemnify and save harmless the Owners, their affiliates, and their respective current and former directors, officers, employees, subcontractors and current and future affiliates
(the “Owner Indemnified Persons”) from and against any
and all losses, damages, delays or expenses incurred or suffered by an Owner Indemnified Persons of whatsoever nature, whether direct or indirect and howsoever arising, related to a breach by Managers of their obligations set forth in this Clause 3.5; provided that the
Managers’ aggregate liability under this Clause 3.5 to Owner
Indemnified Persons shall never exceed a total of ten times
the annual management fee payable hereunder. Notwithstanding
Clauses 11.2, 11.3 or anything else herein to the contrary,
Managers acknowledge and agree that in the event of any
breach of this Clause 3.5, (i) the remedies provided herein are non-exclusive and shall not preclude any other remedies available at law or in equity (including, without limitation, specific performance and injunctive relief against further violations), and (ii) limitations to indemnification set forth in Clauses 11.2 and 11.3 shall not apply to the provisions of this Clause 3.5.

3.6 Sale or Purchase of the Vessel	142
(only applicable if agreed according to Box 10)	143
The Managers shall, in accordance with the Owners’ instructions,	144
supervise the sale or purchase of the Vessel, including the	145
performance of any sale or purchase agreement, but not	146
negotiation of the same.	147

3.7 Provisions (only applicable if agreed according to Box 11)	148
The Managers shall arrange for the supply of provisions.	149

3.8 Bunkering (only applicable if agreed according to Box 12)	150
The Managers shall arrange for the provision of bunker fuel of the	151
quality specified by the Owners as required for the Vessel’s trade.	152

4. Managers’ Obligations	153
4.1 The Managers undertake to use their best endeavours to	154
provide the agreed Management Services as agents for and on	155
behalf of the Owners in accordance with sound ship management	156
practice and to protect and promote the interests of the Owners in	157
all matters relating to the provision of services hereunder.	158
Provided, however, that the Managers in the performance of their	159
management responsibilities under this Agreement shall be entitled	160
to have regard to their overall responsibility in relation to all vessels	161
as may from time to time be entrusted to their management and	162
in particular, but without prejudice to the generality of the foregoing,	163
the Managers shall be entitled to allocate available supplies,	164
manpower and services in such manner as in the prevailing	165
circumstances the Managers in their absolute discretion consider	166
to be fair and reasonable. The Managers shall not give	167
preferential treatment to any vessel owned by CMA CGM and its subsidiaries to the detriment of the Vessel or its Owners.
4.2 Where the Managers are providing Technical Management	168
in accordance with sub-clause 3.2, they shall procure that the	169
requirements of the law of the flag of the Vessel are satisfied and	170
they shall in particular be deemed to be the “Company” as defined	171
by the ISM Code, assuming the responsibility for the operation of	172
the Vessel and taking over the duties and responsibilities imposed	173
by the ISM Code when applicable.	174
5. Owners’ Obligations	175
5.1 The Owners shall pay all sums due to the Managers punctually	176
in accordance with the terms of this Agreement.	177
5.2 Where the Managers are providing Technical Management	178
in accordance with sub-clause 3.2, the Owners shall:	179
(i) procure that all officers and ratings supplied by them or on	180
their behalf comply with the requirements of STCW 95;	181
(ii) instruct such officers and ratings to obey all reasonable orders	182
of the Managers in connection with the operation of the	183
Managers’ safety management system.	184
5.3 Where the Managers are not providing Technical Management	185
in accordance with sub-clause 3.2, the Owners shall procure that	186
the requirements of the law of the flag of the Vessel are satisfied	187
and that they, or such other entity as may be appointed by them	188
and identified to the Managers, shall be deemed to be the	189
“Company” as defined by the ISM Code assuming the responsibility	190
for the operation of the Vessel and taking over the duties and	191
responsibilities imposed by the ISM Code when applicable.	192
6. Insurance Policies	193
The Owners shall procure, whether by instructing the Managers	194
under sub-clause 3.4 or otherwise, that throughout the period of	195
this Agreement:	196
6.1 at the Owners’ expense, the Vessel is insured for not less	197
than her sound market value or entered for her full gross tonnage,	198
as the case may be for:	199
(i) usual hull and machinery marine risks (including crew	200
negligence) and excess liabilities;	201
(ii) protection and indemnity risks (including pollution risks and	202
Crew Insurances); and	203
(iii) war risks (including protection and indemnity and crew risks)	204
in accordance with the best practice of prudent owners of	205
vessels of a similar type to the Vessel, with first class insurance	206
companies, underwriters or associations (“the Owners’	207
Insurances”);	208
6.2 all premiums and calls on the Owners’ Insurances are paid	209
promptly by their due date,	210
6.3 the Owners’ Insurances name the Managers and, subject	211
to underwriters’ agreement, any third party designated by the	212
Managers as a joint assured, with full cover, with the Owners	213
obtaining cover in respect of each of the insurances specified in	214
sub-clause 6.1:	215
(i) on terms whereby the Managers and any such third party	216
are liable in respect of premiums or calls arising in connection	217
with the Owners’ Insurances; or	218
(ii) ~~if reasonably obtainable~~, on terms such that neither the	219
Managers nor any such third party shall be under any	220
liability in respect of premiums or calls arising in connection	221
with the Owners’ Insurances; or	222
(iii) on such other terms as may be agreed in writing.	223
Indicate alternative (i), (ii) or (iii) in Box 14. If Box 14 is left	224
blank then (i) applies.	225
6.4 written evidence is provided, to the reasonable satisfaction	226
of the Managers, of their compliance with their obligations under	227
Clause 6 within a reasonable time of the commencement of	228
the Agreement, and of each renewal date and, if specifically	229
requested, of each payment date of the Owners’ Insurances.	230

7. Income Collected and Expenses Paid on Behalf of Owners	231

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

7.1 All moneys collected by the Managers under the terms of	232
this Agreement (other than moneys payable by the Owners to	233
the Managers) and any interest thereon shall be held to the	234
credit of the Owners in a separate bank account.	235
7.2 All expenses incurred by the Managers under the terms	236
of this Agreement on behalf of the Owners (including expenses	237
as provided in Clause 8) may be debited against the Owners	238
in the account referred to under sub-clause 7.1 but shall in any	239
event remain payable by the Owners to the Managers on	240
demand.	241

8. Management Fee	242
8.1 The Owners shall pay to the Managers for their services	243
as Managers under this Agreement an annual management	244
fee as stated in Box 15 which shall be payable by equal	245
monthly instalments in advance, the first instalment being	246
payable on the commencement of this Agreement (see Clause	247
2 and Box 4) and subsequent instalments being payable every	248
month.	249
8.2 The management fee shall be subject to an annual review	250
on the anniversary date of the Agreement and the proposed	251
fee shall be presented in the annual budget referred to in sub-	252
clause 9.1.	253
8.3 The Managers shall, at no extra cost to the Owners, provide	254
their own office accommodation, office staff, facilities and	255
stationery. Without limiting the generality of Clause 7 the Owners	256
shall reimburse the Managers for postage and communication	257
expenses, travelling expenses, and other out of pocket	258
expenses properly incurred by the Managers in pursuance of	259
the Management Services.	260
8.4 In the event of the appointment of the Managers being	261
terminated by the Owners or the Managers in accordance with	262
the provisions of Clauses 17 and 18 other than by reason of	263
default by the Managers, or if the Vessel is lost, sold or otherwise	264
disposed of, the “management fee” payable to the Managers	265
according to the provisions of sub-clause 8.1, shall continue to	266
be payable for a further period of three calendar months as	267
from the termination date. In addition, provided that the	268
Managers provide Crew for the Vessel in accordance with sub-	269
clause 3.1:	270
(i) the Owners shall continue to pay Crew Support Costs during	271
the said further period of three calendar months and	272
(ii) the Owners shall pay an equitable proportion of any	273
Severance Costs which may materialize, not exceeding	274
the amount stated in Box 16.	275
8.5 If the Owners decide to lay-up the Vessel whilst this	276
Agreement remains in force and such lay-up lasts for more	277
than three months, an appropriate reduction of the management	278
fee for the period exceeding three months until one month	279
before the Vessel is again put into service shall be mutually	280
agreed between the parties.	281
8.6 Unless otherwise agreed in writing all discounts and	282
commissions obtained by the Managers in the course of the	283
management of the Vessel shall be credited to the Owners.	284

9. Budgets and Management of Funds	285
9.1 The Managers shall present to the Owners annually a	286
budget for the following twelve months in such form as the	287
Owners require. ~~The budget for the first year hereof is set out~~	288
~~in Annex “C” hereto.~~ Subsequent annual budgets shall be	289
prepared by the Managers and submitted to the Owners not	290
less than three months before the anniversary date of the	291
commencement of this Agreement (see Clause 2 and Box 4).	292
Certain expenses are subject to a cap as provided in the Global
Expense Agreement between the Managers and Global Ship
Lease, Inc.
9.2 The Owners shall indicate to the Managers their acceptance	293
and approval of the annual budget within one month of	294
presentation and in the absence of any such indication the	295
Managers shall be entitled to assume that the Owners have	296
accepted the proposed budget.	297
9.3 Following the agreement of the budget, the Managers shall	298
prepare and present to the Owners their estimate of the working	299
capital requirement of the Vessel and the Managers shall each	300
month up-date this estimate. Based thereon, the Managers shall	301
each month request the Owners in writing for the funds required	302
to run the Vessel for the ensuing month, including the payment	303
of any occasional or extraordinary item of expenditure, such as	304
emergency repair costs, additional insurance premiums, bunkers	305
or provisions. Such funds shall be received by the Managers	306
within ten running days after the receipt by the Owners of the	307
Managers’ written request and shall be held to the credit of the	308
Owners in a separate bank account.	309
9.4 The Managers shall produce a comparison between	310
budgeted and actual income and expenditure of the Vessel in	311
such form as required by the Owners monthly or at such other	312
intervals as mutually agreed.	313
9.5 Notwithstanding anything contained herein to the contrary,	314
the Managers shall in no circumstances be required to use or	315
commit their own funds to finance the provision of the	316
Management Services.	317

10. Managers’ Right to Sub-Contract	318
The Managers shall not have the right to sub-contract any of	319
their obligations hereunder, including those mentioned in sub-	320
clause 3.1, without the prior written consent of the Owners which	321
shall not be unreasonably withheld. In the event of such a sub-	322
contract the Managers shall remain fully liable for the due	323
performance of their obligations under this Agreement.	324

11. Responsibilities	325
11.1 Force Majeure - Neither the Owners nor the Managers	326
shall be under any liability for any failure to perform any of their	327
obligations hereunder by reason of any cause whatsoever of	328
any nature or kind beyond their reasonable control.	329
11.2 Liability to Owners - (i) Without prejudice to sub-clause	330
11.1, the Managers shall be under no liability whatsoever to the	331
Owners for any loss, damage, delay or expense of whatsoever	332
nature, whether direct or indirect, (including but not limited to	333
loss of profit arising out of or in connection with detention of or	334
delay to the Vessel) and howsoever arising in the course of	335
performance of the Management Services UNLESS same is	336
proved to have resulted solely from the negligence, gross	337
negligence or wilful default of the Managers or their employees,	338
or agents or sub-contractors employed by them in connection	339
with the Vessel, in which case (save where loss, damage, delay	340
or expense has resulted from the Managers’ personal act or	341
omission committed with the intent to cause same or recklessly	342
and with knowledge that such loss, damage, delay or expense	343
would probably result) the Managers’ liability for each incident	344
or series of incidents giving rise to a claim or claims shall never	345
exceed a total of ten times the annual management fee payable	346
hereunder.	347
(ii) Notwithstanding anything that may appear to the contrary in	348
this Agreement, the Managers shall not be liable for any of the	349
actions of the Crew, even if such actions are negligent, grossly	350
negligent or wilful, except only to the extent that they are shown	351
to have resulted from a failure by the Managers to discharge	352
their obligations under sub-clause 3.1, in which case their liability	353
shall be limited in accordance with the terms of this Clause 11.	354
11.3 Indemnity - Except to the extent and solely for the amount	355
therein set out that the Managers would be liable under sub-	356
clause 11.2, the Owners hereby undertake to keep the Managers	357
and their employees, agents and sub-contractors indemnified	358
and to hold them harmless against all actions, proceedings,	359
claims, demands or liabilities whatsoever or howsoever arising	360
which may be brought against them or incurred or suffered by	361
them arising out of or in connection with the performance of the	362

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the preprinted text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

Agreement, and against and in respect of all costs, losses,	363
damages and expenses (including legal costs and expenses on	364
a full indemnity basis) which the Managers may suffer or incur	365
(either directly or indirectly) in the course of the performance of	366
this Agreement.	367
11.4 “Himalaya” - It is hereby expressly agreed that no	368
employee or agent of the Managers (including every sub-	369
contractor from time to time employed by the Managers) shall in	370
any circumstances whatsoever be under any liability whatsoever	371
to the Owners for any loss, damage or delay of whatsoever kind	372
arising or resulting directly or indirectly from any act, neglect or	373
default on his part while acting in the course of or in connection	374
with his employment and, without prejudice to the generality of	375
the foregoing provisions in this Clause 11, every exemption,	376
limitation, condition and liberty herein contained and every right,	377
exemption from liability, defence and immunity of whatsoever	378
nature applicable to the Managers or to which the Managers are	379
entitled hereunder shall also be available and shall extend to	380
protect every such employee or agent of the Managers acting	381
as aforesaid and for the purpose of all the foregoing provisions	382
of this Clause 11 the Managers are or shall be deemed to be	383
acting as agent or trustee on behalf of and for the benefit of all	384
persons who are or might be their servants or agents from time	385
to time (including sub-contractors as aforesaid) and all such	386
persons shall to this extent be or be deemed to be parties to this	387
Agreement.	388

12. Documentation	389
Where the Managers are providing Technical Management in	390
accordance with sub-clause 3.2 and/or Crew Management in	391
accordance with sub-clause 3.1, they shall make available,	392
upon Owners’ request, all documentation and records related	393
to the Safety Management System (SMS) and/or the Crew	394
which the Owners need in order to demonstrate compliance	395
with the ISM Code and STCW 95 or to defend a claim against	396
a third party.	397

13. General Administration	398
13.1 The Managers shall handle and settle all claims arising	399
out of the Management Services hereunder and keep the Owners	400
informed regarding any incident of which the Managers become	401
aware which gives or may give rise to claims or disputes involving	402
third parties.	403
13.2 The Managers shall, as instructed by the Owners, bring	404
or defend actions, suits or proceedings in connection with matters	405
entrusted to the Managers according to this Agreement.	406
13.3 The Managers shall also have power to obtain legal or	407
technical or other outside expert advice in relation to the handling	408
and settlement of claims and disputes or all other matters	409
affecting the interests of the Owners in respect of the Vessel.	410
13.4 The Owners shall arrange for the provision of any	411
necessary guarantee bond or other security.	412
13.5 Any costs reasonably incurred by the Managers in	413
carrying out their obligations according to Clause 13 shall be	414
reimbursed by the Owners.	415

14. Auditing	416
The Managers shall at all times maintain and keep true and	417
correct accounts and shall make the same available for inspection	418
and auditing by the Owners at such times as may be mutually	419
agreed. On the termination, for whatever reasons, of this	420
Agreement, the Managers shall release to the Owners, if so	421
requested, the originals where possible, or otherwise certified	422
copies, of all such accounts and all documents specifically relating	423
to the Vessel and her operation.	424

15. Inspection of Vessel	425
The Owners shall have the right at any time after giving	426
reasonable notice to the Managers to inspect the Vessel for any	427

reason they consider necessary.	428

16. Compliance with Laws and Regulations	429
The Managers will not do or permit to be done anything which	430
might cause any breach or infringement of the laws and	431
regulations of the Vessel’s flag, or of the places where she trades.	432

17. Duration of the Agreement	433
This Agreement shall come into effect on the day and year stated	434
in Box 4 and shall continue until the date stated in Box 17.	435
Thereafter it shall continue until terminated by either party giving	436
to the other notice in writing, in which event the Agreement shall	437
terminate upon the expiration of a period of two months from the	438
date upon which such notice was given.	439

18. Termination	440
18.1 Owners’ default	441
(i) The Managers shall be entitled to terminate the Agreement	442
with immediate effect by notice in writing if any moneys	443
payable by the Owners under this Agreement and/or the	444
owners of any associated vessel, details of which are listed	445
in Annex “D”, shall not have been received in the Managers’	446
nominated account within ~~ten~~ thirty running days of receipt by	447
the Owners of the Managers written request or if the Vessel	448
is repossessed by the Mortgagees.	449
(ii) If the Owners:	450
(a) fail to meet their obligations under sub-clauses 5.2	451
and 5.3 of this Agreement for any reason within their	452
control, or	453
(b) proceed with the employment of or continue to employ	454
the Vessel in the carriage of contraband, blockade	455
running, or in an unlawful trade, or on a voyage which	456
in the reasonable opinion of the Managers is unduly	457
hazardous or improper,	458
the Managers may give notice of the default to the Owners,	459
requiring them to remedy it as soon as practically possible.	460
In the event that the Owners fail to remedy it within a	461
reasonable time to the satisfaction of the Managers, the	462
Managers shall be entitled to terminate the Agreement	463
with immediate effect by notice in writing.	464
18.2 Managers’ Default	465
If the Managers fail to meet their obligations under Clauses 3	466
and 4 of this Agreement for any reason within the control of the	467
Managers, the Owners may give notice to the Managers of the	468
default, requiring them to remedy it as soon as practically	469
possible. In the event that the Managers fail to remedy it within a	470
reasonable time to the satisfaction of the Owners, the Owners	471
shall be entitled to terminate the Agreement with immediate effect	472
by notice in writing. This Agreement may be cancelled by Owners	473
if the Managers fail to meet their obligation under this
Agreement for any reason within their control and fails to
remedy the default. In addition, Owners have after a period of one year the option of terminating this Agreement upon three months notice if they can secure more competitive pricing and other commercial terms from a recognized third party, such
party to be approved by charterers of the vessel, and such approval shall not be unduly withheld, subject to Managers’
right to match the third party’s terms within one month of
receipt of such notice of termination. Owners’ notice of termination shall set forth in detail and reasonably documented the more competitive pricing and other commercial terms
offered to Owners by such third party. If Managers agree to
match all such terms, then Managers shall send written notice of acceptance to Owners and this Agreement shall not terminate and shall be deemed amended to incorporate such revised
terms.
18.3 Extraordinary Termination	474
This Agreement shall be deemed to be terminated in the case of	475
the sale of the Vessel or if the Vessel becomes a total loss or is	476
declared as a constructive or compromised or arranged total	477
loss or is requisitioned.	478
18.4 For the purpose of sub-clause 18.3 hereof	479

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

“SHIPMAN 98” Standard Ship Management Agreement

(i) the date upon which the Vessel is to be treated as having	480
been sold or otherwise disposed of shall be the date on	481
which the Owners cease to be registered as Owners of	482
the Vessel;	483
(ii) the Vessel shall not be deemed to be lost unless either	484
she has become an actual total loss or agreement has	485
been reached with her underwriters in respect of her	486
constructive, compromised or arranged total loss or if such	487
agreement with her underwriters is not reached it is	488
adjudged by a competent tribunal that a constructive loss	489
of the Vessel has occurred.	490
18.5 This Agreement shall terminate forthwith in the event of	491
an order being made or resolution passed for the winding up,	492
dissolution, liquidation or bankruptcy of either party (otherwise	493
than for the purpose of reconstruction or amalgamation) or if a	494
receiver is appointed, or if it suspends payment, ceases to carry	495
on business or makes any special arrangement or composition	496
with its creditors. The Managers have the option to terminate the	497

agreement if there is a change in control of the Owners. Notwithstanding anything herein to the contrary, the Owners may sell or transfer the Vessel to another wholly owned subsidiary of Global Ship Lease, Inc. and such sale or transfer shall not constitute a violation of this Agreement or a change in control of the Owners.

18.6 The termination of this Agreement shall be without	498
prejudice to all rights accrued due between the parties prior to	499
the date of termination.	500

19. Law and Arbitration	501
19.1 This Agreement shall be governed by and construed in	502
accordance with English law and any dispute arising out of or	503
in connection with this Agreement shall be referred to arbitration	504
in London in accordance with the Arbitration Act 1996 or	505
any statutory modification or re-enactment thereof save to	506
the extent necessary to give effect to the provisions of this	507
Clause.	508
The arbitration shall be conducted in accordance with the	509
London Maritime Arbitrators Association (LMAA) Terms	510
current at the time when the arbitration proceedings are	511
commenced.	512
The reference shall be to three arbitrators. A party wishing	513
to refer a dispute to arbitration shall appoint its arbitrator	514
and send notice of such appointment in writing to the other	515
party requiring the other party to appoint its own arbitrator	516
within 14 calendar days of that notice and stating that it will	517
appoint its arbitrator as sole arbitrator unless the other party	518
appoints its own arbitrator and gives notice that it has done	519
so within the 14 days specified. If the other party does not	520
appoint its own arbitrator and give notice that it has done so	521
within the 14 days specified, the party referring a dispute to	522
arbitration may, without the requirement of any further prior	523
notice to the other party, appoint its arbitrator as sole	524
arbitrator and shall advise the other party accordingly. The	525
award of a sole arbitrator shall be binding on both parties	526
as if he had been appointed by agreement.	527
Nothing herein shall prevent the parties agreeing in writing	528
to vary these provisions to provide for the appointment of a	529
sole arbitrator.	530
In cases where neither the claim nor any counterclaim	531
exceeds the sum of USD50,000 (or such other sum as the	532
parties may agree) the arbitration shall be conducted in	533
accordance with the LMAA Small Claims Procedure current	534
at the time when the arbitration proceedings are commenced.	535
19.2 This Agreement shall be governed by and construed	536
in accordance with Title 9 of the United States Code and	537
the Maritime Law of the United States and any dispute	538
arising out of or in connection with this Agreement shall be	539
referred to three persons at New York, one to be appointed	540
by each of the parties hereto, and the third by the two so	541
chosen; their decision or that of any two of them shall be	542
final, and for the purposes of enforcing any award,	543
judgement may be entered on an award by any court of	544
competent jurisdiction. The proceedings shall be conducted	545
in accordance with the rules of the Society of Maritime	546
Arbitrators, Inc.	547
In cases where neither the claim nor any counterclaim	548
exceeds the sum of USD50,000 (or such other sum as the	549
parties may agree) the arbitration shall be conducted in	550
accordance with the Shortened Arbitration Procedure of the	551
Society of Maritime Arbitrators, Inc. current at the time when	552
the arbitration proceedings are commenced.	553
19.3 This Agreement shall be governed by and construed	554
in accordance with the laws of the place mutually agreed by	555
the parties and any dispute arising out of or in connection	556
with this Agreement shall be referred to arbitration at a	557
mutually agreed place, subject to the procedures applicable	558
there.	559
19.4 If Box 18 in Part I is not appropriately filled in, sub-	560
clause 19.1 of this Clause shall apply.	561
Note: 19.1, 19.2 and 19.3 are alternatives; indicate	562
alternative agreed in Box 18.	563

20. Notices	564
20.1 Any notice to be given by either party to the other	565
party shall be in writing and may be sent by fax, telex,	566
registered or recorded mail or by personal service.	567
20.2 The address of the Parties for service of such	568
communication shall be as stated in Boxes 19 and 20,	569
respectively.	570

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

SCHEDULE TO EXHIBIT 10.13

In accordance with Instruction 2 to Item 601 of Regulation S-K under the Securities Act of 1933, the following is a schedule of documents substantially identical in all material respects to the form of ship management agreement attached as Exhibit 10.13 to this Registration Statement, except as to the parties thereto, the vessel names or other material details.

Manager	Owner Name	Vessel Name
CMA Ship Management	Global Ship Lease 1 Limited	Ville d’Orion
CMA Ship Management	Global Ship Lease 2 Limited	Ville d’Aquarius
CMA Ship Management	Global Ship Lease 3 Limited	CMA CGM Matisse
CMA Ship Management	Global Ship Lease 4 Limited	CMA CGM Utrillo
CMA Ship Management	Global Ship Lease 5 Limited	MOL Rainbow
CMA Ship Management	Global Ship Lease 6 Limited	Julie Delmas
CMA Ship Management	Global Ship Lease 7 Limited	Kumasi
CMA Ship Management	Global Ship Lease 8 Limited	Marie Delmas
CMA Ship Management	Global Ship Lease 9 Limited	CMA CGM La Tour
CMA Ship Management	Global Ship Lease 10 Limited	CMA CGM Manet
CMA Ship Management	GSL Alcazar Inc.	CMA CGM Alcazar (Newbuilding 1)
CMA Ship Management	GSL Château d’If Inc.	CMA CGM Château d’lf (Newbuilding 2)
CMA Ship Management	Global Ship Lease 13 Limited	Hull 4.126 (Newbuilding 3)
CMA Ship Management	Global Ship Lease 14 Limited	CMA CGM Jamaica
CMA Ship Management	Global Ship Lease 15 Limited	CMA CGM Sambhar
CMA Ship Management	Global Ship Lease 16 Limited	CMA CGM America
CMA Ship Management	Global Ship Lease 17 Limited	CMA CGM Berlioz